Acquisitions	12 Months Ended
Mar. 31, 2021
Business Combinations [Abstract]
Acquisitions
38. Acquisitions

This note outlines the acquisition announced during the year and the acquisition made in the prior year.

Acquisition of PPL Western Power Distribution Investments Limited
On 17 March 2021, National Grid plc entered into an agreement to acquire 100% of the share capital of PPL WPD Investments Limited (WPD), the holding company of Western Power Distribution plc, which is the UK’s largest electricity distribution network operator. The total consideration for the transaction is £7.8 billion. The transaction is expected to complete in July 2021.
Acquisition of Geronimo Energy LLC and Emerald Energy Venture LLC
On 11 July 2019, National Grid Ventures acquired 100% of the share capital of National Grid Renewables (formerly known as Geronimo Energy LLC) and 51% of Emerald Energy Venture LLC (Emerald), which is jointly controlled by National Grid and Washington State Investment Board (WSIB). National Grid Renewables Development LLC is a leading developer of wind and solar generation based in Minneapolis in the US, and the acquisition is a significant step in National Grid’s commitment to the decarbonisation agenda, towards developing and growing a large-scale renewable generation business in the US, and delivering sustainable, reliable and efficient energy. This is National Grid’s first ownership stake in wind generation and an expansion of our activities in solar generation. Whilst National Grid Renewables develops the assets, Emerald has a right of first refusal to buy, build and operate those assets.
The total consideration was £209 million, satisfied by a combination of cash and contingent consideration. The contingent consideration was recorded within trade and other payables for the amount payable within one year, with the remainder recorded within other non-current liabilities. The fair value of contingent consideration recognised was determined as the present value of our best estimate of the value that we will be required to pay, taking into consideration management’s estimates of the volume of successful development activity by National Grid Renewables over the relevant period.The contingent consideration will be payable over a number of years.
The fair values of the assets and liabilities recognised at the acquisition date for both the acquisition of the subsidiary, National Grid Renewables, and the joint venture, Emerald, are set out below.

£m
Intangible assets	5
Property, plant and equipment	1
Investment in joint venture – Emerald	90
Cash	2
Other identifiable assets and liabilities	30
Total identifiable assets	128
Goodwill	81
Total consideration transferred	209

Satisfied by:
Contingent consideration – National Grid Renewables	70
Cash consideration – National Grid Renewables	49
Cash consideration – Emerald	90
209

The goodwill arising from the acquisition comprised the value associated with the potential future projects that will be developed by National Grid Renewables as well as the expertise of the management team that was acquired, neither of which qualify for recognition as tangible or intangible assets. At the acquisition date, there were no material contingent liabilities.
Total acquisition-related costs of £3 million were recognised within operating costs within the consolidated income statement, of which £1 million was recognised in the year ended 31 March 2020.
National Grid Renewables earns revenue from selling its development stage assets to Emerald and other third parties. Emerald generates revenue from the assets it purchases from National Grid Renewables once they are operational and has no other business (see note 16). Neither entity has generated significant revenues or profits for the period between the acquisition date and 31 March 2020. Even if the acquisition had completed on 1 April 2019, there would have been no significant revenues or profits for the year ended 31 March 2020.